Execution Version FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of March 9, 2021 (this “Amendment”), to the Existing Credit Agreement (as defined below) is made by PPL CAPITAL FUNDING, INC., a Delaware corporation (the “Borrower”), PPL CORPORATION, a Pennsylvania corporation (the “Guarantor”), and The Bank of Nova Scotia, as the Lender (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below). W I T N E S S E T H: WHEREAS, the Borrower, the Guarantor, and The Bank of Nova Scotia, as the Lender, are all parties to the Revolving Credit Agreement, dated as of March 12, 2020 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and WHEREAS, the Borrower has requested that the Lender amend the Existing Credit Agreement in order to extend the maturity date therein and the Lender is willing to modify the Existing Credit Agreement on the terms and subject to the conditions hereinafter set forth; NOW, THEREFORE, the parties hereto hereby covenant and agree as follows: ARTICLE I DEFINITIONS SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof): “Amendment” is defined in the preamble. “Borrower” is defined in the preamble. “Credit Agreement” is defined in the first recital. “Existing Credit Agreement” is defined in the first recital. “Guarantor” is defined in the preamble. SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Existing Revolving Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings. AmericasActive:15440029.5 Exhibit 10(a)-8

2 ARTICLE II AMENDMENTS TO THE EXISTING CREDIT AGREEMENT Effective as of the date hereof, but subject to the satisfaction of the conditions in Article III, (a) Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following definition in its entirety as follows: ““Termination Date” means March 9, 2022.” (b) Sections 5.04(a), 5.04(c), 5.05 and 5.13 of the Existing Credit Agreement are hereby amended by replacing references to “December 31, 2019” with “December 31, 2020”. ARTICLE III CONDITIONS TO EFFECTIVENESS This Amendment and the amendments contained herein shall become effective as of the date hereof when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Administrative Agent. SECTION 3.1. Counterparts. The Lender shall have executed this Amendment and shall have received counterparts hereof executed on behalf of the Borrower and the Guarantor. SECTION 3.2. Costs and Expenses, etc. The Lender shall have received for its account all fees, costs and expenses due and payable pursuant to Section 8.03 of the Credit Agreement, if then invoiced. SECTION 3.3. Resolutions, etc. The Lender shall have received from the Borrower and the Guarantor (i) a copy of a good standing certificate for such Loan Party, dated a date reasonably close to the date hereof and (ii) a certificate, dated as of the date hereof, of a Secretary or an Assistant Secretary of each Loan Party certifying (a) that attached thereto is a true, correct and complete copy of (x) the articles or certificate of incorporation of such Loan Party certified by the Secretary of State (or equivalent body) of the jurisdiction of incorporation of such Loan Party and (y) the bylaws of such Loan Party, and (b) that attached thereto is a true, correct and complete copy of resolutions adopted by the board of directors of such Loan Party authorizing the execution, delivery and performance of this Amendment and each other document delivered in connection herewith and that such resolutions have not been amended and are in full force. SECTION 3.4. Opinion of Counsel. The Lender shall have received an opinion, dated the date hereof and addressed to the Lender, from counsel to the Borrower, in form and substance satisfactory to the Lender. SECTION 3.5. Satisfactory Legal Form. The Lender and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials,

3 as the Lender or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment shall be satisfactory to the Lender and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Lender and its counsel. ARTICLE IV MISCELLANEOUS SECTION 4.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment. SECTION 4.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article VIII thereof. SECTION 4.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. SECTION 4.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of similar import in this Amendment or any notice, certificate, document, agreement or instrument in respect thereof shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000, the Electronic Signatures and Records Act of 1999, or any other similar state Laws based on the Uniform Electronic Transactions Act. SECTION 4.5. Governing Law. THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). SECTION 4.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the

4 part of any Obligor which would require the consent of the Lender under the Existing Credit Agreement or any of the Loan Documents. SECTION 4.7. Representations and Warranties. In order to induce the Lender to execute and deliver this Amendment, the Borrower and Guarantor each hereby represents and warrants to the Lender, on the date this Amendment becomes effective pursuant to Article III, that both before and after giving effect to this Amendment, all representations and warranties set forth in Article V of the Credit Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date). [Signature page follows]

First Amendment to Revolving Credit Agreement

First Amendment to Revolving Credit Agreement THE BANK OF NOVA SCOTIA, as the Lender By:__________________________ Name: David Dewar Title: Director